EXHIBIT 99.1




                         INDEMNIFICATION AGREEMENT

     AGREEMENT made as of this ____ day of ____________, 1995 by and between The Sherwood Group, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and executive named on the signatory page hereto (the "Executive").

                            W I T N E S S E T H

     A. Highly competent persons are becoming more reluctant to serve publicly held corporations as directors or as executive officers unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to, and activities on behalf of the corporation.

     B. The current impracticability of obtaining adequate insurance and the uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons.

     C. The Board of Directors of the Company (the "Board") has determined that the difficulty in attracting and retaining such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future.

     D. It is reasonable, prudent, and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified.

     E. The Executive is willing to serve or continue to serve as a director or executive officer of the Company on the condition that the Executive be so indemnified.

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and the Executive do hereby covenant and agree a follows:

     1. DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings.

          (a) "Disinterested Director" means a director of the Company who is not and was not a party to the Indemnified Proceeding in respect of which Indemnification is sought by the Executive.






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          (b)  "Expenses"  shall refer to all disbursements, costs and expenses reasonably incurred by the Executive directly or indirectly in connection with any Indemnified Event, including but not limited to, fees and disbursements of counsel, accountants or other experts employed by the Executive in connection with any Indemnified Event, including all such expenses, disbursements and costs of investigation in connection with or prior to the initiation of any proceeding relating to an Indemnified Event.

          (c) "Final Disposition", when referring to a judicial or administrative proceeding or arbitration, shall refer to any judgment, order or award rendered therein after the expiration of all rights of appeal.

          (d) "Indemnified Event" shall mean any claim asserted against the Executive, whether civil or criminal for monetary or other relief; or any action, suit, proceeding, investigation, whether civil or criminal, to which the Executive is named as a party or is a subject of or witness in, whether civil or criminal, or which he is threatened to be named as a party, subject or witness, brought against the Executive by reason of his serving or acting in any Indemnified Position or arising or allegedly arising directly or indirectly out of any action, omission, occurrence or event involving the Executive in any Indemnified Position, notwithstanding whether any such service, action, omission, occurrence or event involving the Executive in any Indemnified Position occurred prior to the date hereof, including any proceeding, investigation, inquiry, formal or informal or otherwise, conducted or brought by the Securities Exchange Commission or other governmental agency, or The National Association of Securities Dealers, Inc., a national stock exchange or similar organization.

          (e) "Indemnified Position" shall refer to any position held by the Executive, or pursuant to which the Executive acts, as an officer, director, employee, partners, trustee, administrator or agent of the Company or a Related Party.

          (f) "Indemnification Amount" shall refer to the amount of judgment, order, or award, fines and costs, including interest thereon, which the Executive is liable to pay or has paid in connection with an Indemnified Event and amounts proposed to be paid in settlement by the Executive in connection with any Indemnified Event.

          (g) "Indemnify" or "Indemnification" shall refer to the obligation of the Company herein to pay Expenses or Indemnification Amounts.

          (h) "Independent Counsel" means a law firm, or a member of a law firm, experienced in matters of corporation law and which, during the two years preceding the time designated as such, has not been retained to represent: (1) the Company or the Executive in any matter material to either party, or (ii) any other party to an Indemnified Proceeding. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person, who under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Executive in an action to determine the Executive's rights under this Agreement.

          (i) "Related Party" shall refer to (i) any other corporation in which the Company has an equity interest in excess of fifty percent and
 (ii) any other corporation or any partnership, joint venture, trust, employee benefit plan or any other enterprise or association in which the Executive has served in any Indemnified Position (as hereinabove defined), at the request of the Company or for the convenience of the Company or to represent the Company's interest. Any entity or plan described in Section 1(a)(ii) in which the Company has any interest or which is established in whole or in part for the benefit of the Company or any other Related Party or the Company or Related Party's employees shall be presumed to be a Related Party.

     2. SERVICES TO THE COMPANY. The Executive will serve, and/or continue to serve, as a director or in any other Indemnified Position, at the will of the Company (or under separate contract, if any), faithfully and to the best of his ability; provided that the Executive may at any time and for any reason resign from such Indemnified Position (subject to any contractual obligations which the Executive shall have assumed apart from this Agreement) but the obligations provided for herein shall continue after such resignation or termination.

     3.   INDEMNITY.

          (a) The Company hereby agrees to indemnify the Executive and hold the Executive harmless to the full extent permitted by the provisions of the Delaware General Corporation Law, or by any amendment thereof or other statutory provision authorizing or permitting such Indemnification which may be adopted after the date hereof and such Indemnification shall be made unless expressly prohibited by Delaware law. Without limiting the generality of the foregoing, the Company agrees to indemnify the Executive and hold the Executive harmless from and against, and pay any and all, Expenses and Indemnification Amounts.

          (b) Notwithstanding anything to the contrary contained in this Agreement, in connection with any Indemnified Event, the Company, except as hereinafter provided, shall have the right to choose counsel who shall represent the Executive in such proceeding, provided that such counsel has no conflict of interest in connection with such representation in light of then applicable standard of professional conduct. If, however, such Indemnified Event is criminal in nature or such suit or proceeding is in the nature of an administrative or regulatory action or proceeding (hereinafter "Non-Civil Event") and the Executive objects to the Company's choice of counsel, such counsel shall be chosen by a committee of five members of the Company's Board of Directors chosen by the Executive (or, if at such time the Company's Board of Directors does not consist of at least five Disinterested Directors, by Independent Counsel). In addition, with respect to any Indemnified Event other than a Non-Civil Event, the Executive shall offer to settle such Indemnified Event or shall accept an offer of settlement with respect thereto, in such amount and on such other or additional terms and conditions, as the Company may specify by notice to the Executive, provided however that (i) the Executive shall not be obligated hereby to offer to settle any Indemnified Event or to accept an offer of settlement with respect thereto and (ii) the Company shall not settle any Indemnified Event without the Executive's written consent, if the terms and conditions of such settlement may be reasonably deemed to defame the Executive's professional reputation. Further, if the Executive receives any knowledge of any Indemnified Event, then the Executive shall promptly notify the Company of such Indemnified Event.

          (c) Notwithstanding anything to the contrary in Section 3(b) hereof regarding the selection of counsel to represent the Executive in connection with an Indemnified Event under this Agreement, the Company and the Executive hereby agree that such counsel shall be selected by the Executive subject to the reasonable satisfaction of the Company. However, in no event shall counsel be selected to represent the Executive in any Non-Civil Event unless the Executive approves such selection.

     4. ADVANCEMENT OF EXPENSES. The Company shall advance all Expenses reasonably incurred by or on behalf of the Executive in connection with any Indemnified Event within twenty (20) days after the receipt by the Company of a statement or statements from the Executive requesting such advance payment or payments from time to time. Such statement or statements shall identify the nature and amount of the Expenses to be advanced with reasonable specificity. The Executive agreed to pay any Expenses advanced if it shall ultimately be determined upon Final Disposition of the proceeding related to an Indemnified Event, as herein after provided, that the Executive was not entitled to payment of Expenses in connection with the Indemnified Event for which such Expenses were paid.

     5. INDEMNIFICATION ABSOLUTE. If any determination is required with respect to the Executive's right to Indemnification, such determination shall be made in accordance with paragraph 6 hereof subject to the Executive's right to judicial or arbitrator's review pursuant to Section 9 and provided further the Executive shall not be entitled to Indemnification if a court of competent jurisdiction, considering a proceeding relating to an Indemnified Event, determines pursuant to a Final Disposition, that the Executive was not entitled to Indemnification. Notwithstanding the foregoing, any determination that the Executive was not entitled to payment of Expenses shall only be made after the Final Disposition of any Proceeding relating to an Indemnified Event for which the Expenses were advanced. In no event shall the Executive have an obligation to repay Expenses with respect to an Indemnified Event referred to in Section 7(d).

     6.   PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.

          (a) If the Company believes in good faith that a determination of the Executive's entitlement to Indemnification (including any determination respecting any alleged obligation of the Executive to repay Expenses advanced) is necessary or appropriate, then notice thereof shall promptly be given to the Executive. In no event shall such notice be given later than ten (10) days after any request of Executive for payment of an Indemnification Amount. The Executive may thereafter elect, by notice to the Company given within ten (10) business days after the Company's notice, to have such determination made either by (i) a majority of a quorum of Disinterested Directors or (ii) by an Independent Counsel pursuant to the provisions of paragraph 6(b) hereof. If the Executive fails to make any election provided for therein, the determination shall be made by Disinterested Directors. If, for any reason a determination is to be made by Disinterested Directors, such determination shall be made within thirty (30) days of the Executive notice. If a majority of the Board does not consist of Disinterested Directors, such determination shall be made in accordance with Section 6(b) by Independent Counsel.

          (b) The Independent Counsel making a determination under Section 6(a) (or pursuant to Section 3(b)) shall be selected by the Executive in his notice provided for in Section 6(a). The Company may, within seven days after such written notice of selection shall have been given, deliver to the Executive a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" and the objection shall set forth with particularity the factual basis of such assertion. Such written objection shall be made within seven (7) days of the Executive's notice of selection and shall contain the name of the Independent Counsel selected by the Company. Such Independent Counsel, together with the Executive's Independent Counsel shall select within seven days of the Company's selection, a third Independent Counsel which shall make the determination hereunder. If no Independent Counsel is selected within seven days of the Executive's request then the entitlement of the Executive to Indemnification shall be determined by arbitration as hereinafter provided. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with any determination pursuant to Section 6(b), and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6(b), regardless of the manner in which such Independent Counsel was selected or appointed.

          (c) If it is so determined that the Executive is entitled to Indemnification, payment to the Executive shall be made within five (5) days after such determination.

          (d) The Executive shall cooperate with the persons making such determination with respect to the Executive's entitlement to indemnification, including providing to such persons upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to the Executive and reasonably necessary to such determination. Any costs or expenses (including attorneys fees and disbursements) incurred by the Executive in so cooperating shall be borne by the Company (irrespective of the determination as to the Executive's entitlement to Indemnification) and the Company hereby indemnifies and agrees to hold the Executive harmless therefrom.

     7.   PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS.

          (a) In all cases in which a determination is to be made, the Executive shall be presumed entitled to Indemnification hereunder unless the Executive is clearly determined not to be entitled to such Indemnification by clear and convincing proof that such payment shall be unlawful.

          (b) If the person, persons, or entity empowered or selected under Section 6 of this Agreement to determine whether the Executive is entitled to the Indemnification Amount shall not have made such determination within forty-five (45) days after receipt by the Company of the Executive request therefor, the requisite determination of entitlement to such payment shall be deemed to have been made and the Executive shall be entitled to such Indemnification.

          (c) The termination of any proceeding relating to an Indemnified Event or of any claim, issue, or matter therein by judgment, order, settlement, or conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of the Executive to Indemnification or create a presumption that the Executive did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal proceeding, that the Executive had reasonable cause to believe that his conduct was unlawful.

          (d) Notwithstanding any other provision of this Agreement, the Executive shall in no event be required to repay any Expense payments advanced to the Executive and no determination shall be made pursuant to
 Section 6 to the extent the Executive (i) has prepared to serve or has served as a witness in any proceeding related to an Indemnified Event, or
 (ii) has been successful on the merits or otherwise in defense of any claim, issue or matter involved in any Indemnified Event therein, whether as a result of the initial adjudication or on appeal or the abandonment thereof by a party.

     8.   NON-EXCLUSIVITY; DURATION OF AGREEMENT; INSURANCE; SUBROGATION.

          (a) The rights of Indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which the Executive may at any time be entitled under applicable law, the Certificate of Incorporation, the By-laws, any other agreement, a vote of stockholders or a resolution of directors, or otherwise.

          (b) This Agreement shall continue until and terminate upon the later of: (i) ten (10) years after the date that the Executive shall have ceased to serve in an Indemnified Position; or (ii) the final termination of any Indemnified Event.

          (c) This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Executive and his or her heirs, executors, and administrators.

          (d) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors or executive officers of the Company or fiduciaries of any other corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise which such person serves at the request of the Company, the Executive shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director or executive officer under such policy or policies.

     9.   PROCEEDINGS.

          (a) The parties hereto agree that except as otherwise provided for herein, any disputes arising with respect to the interpretation or enforcement of any provision hereof shall be submitted to arbitration in the City of New York, in accordance with the then existing rules of the American Arbitration Association ("AAA"). In any arbitration pursuant to this Agreement, the award or decision shall be rendered by a majority of the members of an arbitration panel consisting of three members chosen in accordance with the then existing rules of the AAA. The award or decision of the arbitration panel pursuant to this Section 9 shall be binding and conclusive on the parties, provided that enforcement of such award or decision may be obtained in any court having jurisdiction over the party against whom such enforcement is sought. The Company hereby agrees to be bound by the determination of such arbitrator and shall bear all fees, costs and expenses imposed by the AAA on account thereof, irrespective of the determination thereof. The provision of Section 9(c) shall govern with respect to the proceedings referred to therein.

          (b) In the event that, pursuant to Section 6, a determination is made that the Executive shall not be entitled to payment of Indemnification Amount or that payment of Expenses must be repaid or if the Company fails to pay any Indemnification demanded, the Executive shall nevertheless be entitled, at his option, to a final judicial determination or may seek arbitration of his entitlement to indemnification hereunder in respect of such claim. In the event the Executive seeks a judicial determination, the Executive shall commence an action in a court of the State of Delaware, New York or New Jersey. In the event the Executive seeks an award in arbitration, (i) such arbitration shall be conducted in New York City pursuant to Section 9(a), and (ii) the arbitrator shall notify the parties of his or her decision within sixty (60) days following the initiation of such arbitration (or such other period proscribed by the rules of AAA). The Company further agrees that its execution of this Agreement shall constitute a stipulation by which it shall be bound in any court or arbitration in which such proceeding shall have been commenced, continued or appealed that (i) it shall not oppose the Executive's right to seek any such adjudication or award in arbitration or any other claim by reason of any prior determination made pursuant to this Agreement with respect to the Executive's right to Indemnification under this Agreement on such claim or any other claim, or, except in good faith, raise any objections not specifically relating to the merits of the Executive's claim; and (ii) for purposes of this Agreement any such adjudication or arbitration shall be conducted DE NOVO and without prejudice by reason of any prior determination that the Executive is not entitled to Indemnification.

          (c) Whether or not the court or arbitrators shall determine that the Executive is entitled to payment of Indemnification Amount or has to return the payment of Expenses or otherwise finds against the Executive, the Company shall within thirty (30) days after written request therefor (and submission of reasonable evidence of the nature and amount thereof), and unless there is a specific judicial finding that the Executive's suit or arbitration was frivolous, pay all costs and expenses (including attorneys' fees and disbursements) incurred by the Executive in connection with such adjudication or arbitration (including, but not limited to, any appellate proceedings).

     l0. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (a) the validity, legality, and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable. The parties agree that to the fullest extent possible the provisions of this Agreement shall be construed so as to give effect to the parties' intention that the Executive be indemnified and held harmless hereunder against any and all Expenses and Indemnification Amounts.

     11. MERGER OR CONSOLIDATION OF THE COMPANY. In the event that the Company shall be a constituent corporation in a consolidation or merger, whether or not the Company is the resulting or surviving corporation, the Executive shall stand in the same position under this Agreement with respect to the Company as if its separate existence had continued.

     12.  ENFORCEMENT.

          (a) The Company stipulates and agrees that its execution of this Agreement shall also constitute a stipulation by which it shall be bound in any court or arbitration in which a proceeding by the Executive for enforcement of his rights shall have been commenced, continued or appealed, that its obligations set forth herein are unique and special, and that failure of the Company to comply with the provisions of this Agreement will cause irreparable injury to the Executive, for which a remedy at law will be inadequate. As a result, in addition to any other right or remedy he may have at law or in equity with respect to a violation of this Agreement, the Executive shall be entitled to specific performance by the Company of its obligations under this Agreement. The Company further stipulates and agrees that (i) it shall not, except in good faith, raise any objection not specifically relating to the merits of the Executive's claim or (ii) if a determination was made or deemed to have been made pursuant to the terms of Section 6 hereof that the Executive is entitled to payment of Indemnification Amount or Expenses, it shall be bound by such determination.

          (b) In the event that the Executive is subject to or intervenes in any legal action in which the validity or enforceability of this Agreement is at issue or institutes any legal action, for specific performance or otherwise, to enforce his rights hereunder, or to recover damages for breach of this Agreement, the Executive shall, within thirty
 (30) days after written request to the Company therefor (and submission of reasonable evidence of the amount thereof), and unless there is a specific judicial finding that the Executive's suit was frivolous, be indemnified by the Company against all costs and expenses (including attorney's fees and disbursements) incurred by him in connection therewith.

     13. NOTIFICATION AND DEFENSE OF CLAIM. The Executive agrees to promptly notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any proceeding involving an Indemnification Event provided, however, that the failure of the Executive to give such notice to the Company shall not adversely affect the Executive's right under this Agreement except to the extent the Company shall have been materially prejudiced by such failure. Nothing in this Agreement shall constitute a waiver of the Company's right to seek participation, at its own expense, in any proceeding which may give rise to indemnification hereunder.

     14. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     15. MODIFICATION AND WAIVER. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     16. NOTICES. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

               (a)  If to the Executive, to:



               (b)  If to the Company, to:

                    The Sherwood Group, Inc.
                    One Exchange Plaza
                    New York, New York 10006
                    Attn:  Arthur Kontos
                         President and Chief Executive Officer

 or to such other address as may have been furnished to the Executive by the Company or to the Company by the Executive, as the case may be.

     17. ENTIRE AGREEMENT. All prior and contemporaneous agreements and understandings between the parties with respect to the subject matter of this Agreement are superseded by this Agreement, and this Agreement constitutes the entire understanding between the parties. This Agreement may not be modified, amended, changed or discharged except by a writing signed by the parties hereto, and then only to the extent therein set forth.

     18. NONASSIGNMENT. This Agreement may not be assigned by either of the parties hereto.

     19. GOVERNING LAW. The parties agree that this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first above written.


                                   THE SHERWOOD GROUP, INC.



                                   By:

                                   EXECUTIVE